Exhibit 10.13


                             SUBORDINATION AGREEMENT

     This Subordination Agreement (this "Agreement") is entered into as of the 27th day of April, 2004, by and among Mark Mroczkowski and Nick VandenBrekel (Mark Mroczkowski and Nick VandenBrekel are collectively referred to herein as the "Subordinated Lenders" and each, a "Subordinated Lender"), and Laurus Master Fund, Ltd. (the "Senior Lender"). Unless otherwise defined herein, capitalized terms used herein shall have the meaning provided such terms in the Securities Purchase Agreement referred to below.

                                   BACKGROUND

     WHEREAS, the Senior Lender has to make a loan to Sequiam Corporation, a California corporation (the "Company") pursuant to, and in accordance with (i) that certain Securities Purchase Agreement, dated as of April 27, 2004 (as amended, modified or supplemented from time to time, the "Securities Purchase Agreement"), by and between the Company and the Senior Lender and (ii) the Related Agreements referred to in the Securities Purchase Agreement.

     WHEREAS,  the  Subordinated  Lenders are senior officers of the Company and
(I) the Company currently owes (x) Mark Mroczkowski an aggregate amount of $627,813 in respect of accrued and unpaid salaries earned by him and (y) Nick VandenBrekel an aggregate amount of $676,979 in respect of accrued and unpaid salaries owed by him (the amounts set forth in the preceding clauses (x) and (y) of this clause (I), together with any accrued and unpaid interest owed thereon, the "Accrued Salary Amount") and (II) (x) the Company has incurred a loan from Mark Mroczkowski, which loan has an aggregate principal amount outstanding of $50,000 as of the date hereof, plus accrued and unpaid interest of $5,250 as of the date hereof and (y) the Company has incurred a loan from Nick VandenBrekel, which loan has an aggregate principal amount of $570,450 as of the date hereof, plus accrued and unpaid interest of $15,316 as of the date hereof (such amounts set forth in this clause (II), together with the principal, interest and other fees attributable to any other indebtedness owed by the Company to either Mark Mroczkowski or Nick VandenBrekel, whether incurred prior to, on or after the date hereof, (the "Outstanding Indebtedness").

     NOW, THEREFORE, each Subordinated Lender and the Senior Lender agree as follows:

                                      TERMS

     1. All obligations of each Subordinated Lender to the Senior Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as "Senior Liabilities". The Accrued Salary Amount and the Outstanding Indebtedness, together with all obligations of the Company or any of its Subsidiaries to any Subordinated Lender to pay the Accrued Salary Amount or any Outstanding Indebtedness (in each case, including any interest, fees or penalties related thereto), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as "Junior Liabilities". It is expressly understood and agreed that the term "Senior Liabilities", as used in this Agreement, shall include, without limitation, any and all interest, fees and penalties accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in paragraph 4 of this Agreement, notwithstanding any provision or rule of law which might restrict the rights of the Senior Lender, as against any Subordinated Lender or anyone else, to collect such interest, fees or penalties, as the case may be.

     2. Except as expressly otherwise provided in this Agreement or as the Senior Lender may otherwise expressly consent in writing, the payment of the Junior Liabilities shall be postponed and subordinated to the payment in full of all Senior Liabilities. Furthermore, no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of any Subordinated Lender be applied to the purchase or other acquisition or retirement of any Junior Liability; provided that, notwithstanding the foregoing, so long as no Event of Default (as defined in the Securities Purchase Agreement or any Related Agreement) shall have occurred and is continuing, the Company may pay to Nick VandenBrekel an aggregate amount of up to $300,000 in respect of the Outstanding Indebtedness owed to him.

     3. Each Subordinated Lender hereby subordinates all security interests that have been, or may be, created by any Subordinated Lender in respect of the Junior Liabilities, to the security interests granted by each Subordinated Lender to the Senior Lender in respect of the Senior Liabilities.

     4. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to any Subordinated Lender or to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of any Subordinated
Lender, or any sale of all or substantially all of the assets of any Subordinated Lender, or otherwise), the Senior Liabilities shall first be paid in full before any Subordinate Lender shall be entitled to receive and to retain any payment or distribution in respect of any Junior Liability.

     5. Each Subordinated Lender will mark his books and records so as to clearly indicate that their respective Junior Liabilities are subordinated in accordance with the terms of this Agreement. Each Subordinated Lender will execute such further documents or instruments and take such further action as the Senior Lender may reasonably request from time to time request to carry out the intent of this Agreement.

     6. Each Subordinated Lender hereby waives all diligence in collection or protection of or realization upon the Senior Liabilities or any security for the Senior Liabilities.

     7. No Subordinated Lender will without the prior written consent of the Senior Lender: (a) attempt to enforce or collect any Junior Liability or any rights in respect of any Junior Liability; or (b) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to any Subordinated Lender.

     8. The Senior Lender may, from time to time, at its sole discretion and without notice to any Subordinated Lender, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities; (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities; and (d) release their security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

     9. The Senior Lender may, from time to time, whether before or after any discontinuance of this Agreement, without notice to any Subordinated Lender, assign or transfer any or all of the Senior Liabilities or any interest in the Senior Liabilities; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer of the Senior Liabilities, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest in the Senior Liabilities shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Senior Lender, as applicable; provided, however, that, unless the Senior Lender shall otherwise consent in writing, the Senior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Senior Lender, as to those of the Senior Liabilities which the Senior Lender has not assigned or transferred.

     10. The Senior Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of any Subordinated Lender, or any noncompliance of any Subordinated Lender with any agreement or obligation, regardless of any knowledge thereof which the Senior Lender may have or with which the Senior Lender may be charged; and no action of the Senior Lender permitted under this Agreement shall in any way affect or impair the rights of the Senior Lender and the obligations of any Subordinated Lender under this Agreement.

     11. No delay on the part of the Senior Lender in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by the Senior Lender of any right or remedy shall preclude other or further exercise of such right or remedy or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Senior Lender. For the purposes of this Agreement, Senior Liabilities shall have the meaning set forth in Section 1 above, notwithstanding any right or power of any Subordinated Lender or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of any Subordinated Lender under this Agreement.

     12. This Agreement shall be binding upon each Subordinated Lender and upon the heirs, legal representatives, successors and assigns of each Subordinated Lender and the successors and assigns of any Subordinated Lender.

     13. This Agreement shall be construed in accordance with and governed by the laws of New York without regard to conflict of laws provisions. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                            [signature page follows]

     IN WITNESS WHEREOF, this Agreement has been made and delivered this 27th day of April, 2004.




                            By:______________________

                            Name:  Mark  Mroczkowski
                            Title:



                            By:____________________________

                            Name:  Nick  VandenBrekel
                            Title:



                            LAURUS  MASTER  FUND,  LTD.

                            By:________________________
                            Name:
                            Title:



Acknowledged and Agreed to by:
SEQUIAM  CORPORATION

By:________________________
     Name:
     Title: